UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2024

Battalion Oil Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

820 Gessner Road Suite 1100 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 538-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001	BATL	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.07	Submission of Matters to a Vote of Security Holders.

Battalion Oil Corporation (the “Company”) held its Annual Meeting of Stockholders on November 21, 2024, (the “2024 Annual Meeting”), at which the Company’s stockholders voted on three proposals.

The first proposal was to elect six nominees to serve as directors of the Company until the next annual meeting of stockholders, and until their successors are elected and qualified or until their earlier resignation, removal from office, death or incapacity.

The election of each of the six directors was approved as follows:

Proposal 1 —
Nominees for Directors	Votes For	Withheld
Jonathan D. Barrett	14,057,241	362,186
David Chang	14,060,306	359,121
Gregory S. Hinds	14,069,967	349,460
Ajay Jegadeesan	14,067,399	352,028
William D. Rogers	13,749,062	670,365
Matthew B. Steele	14,071,496	347,931

The second proposal was the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers. The compensation of the Company’s named executive officers was approved as follows:

Proposal 2	Votes For	Votes Against	Abstentions
Advisory vote on executive compensation	13,916,239	312,832	190,356

The third proposal was a non-binding advisory vote on the stockholders’ preference as to how frequently the Company should seek future advisory votes on the compensation of the Company’s named executive officers. The frequency on which the Company should seek future advisory votes on the compensation of the Company’s named executive officers was approved as follows:

Proposal 3	1 Year	2 Years	3 Years	Abstentions
Frequency of advisory vote on executive compensation	11,375,124	101,571	2,923,433	19,299

Based upon the results of the stockholder vote on Proposal 3, the Company intends to submit to its stockholders a non-binding advisory vote on executive compensation at its annual meeting every year until the next advisory vote on the frequency of stockholder voting on executive compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BATTALION OIL CORPORATION

November 21, 2024	By:	/s/ Matthew B. Steele
	Name:	Matthew B. Steele
	Title:	Chief Executive Officer

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